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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):         August 13, 1996 (August  6, 1996)
                                           ---------------------------------

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-28390                         23-2795795
- ---------------              ------------                   --------------------
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)


        777 East Park Drive, Harrisburg, Pennsylvania    17111
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  (800) 671-7747
                                                    -----------------


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         Item 4. Changes in Registrant's Certifying Accountant.

                  (a) Effective August 6, 1996, Registrant engaged Deloitte & Touche LLP, independent certified public accountants, to audit Registrant's December 31, 1996 financial statements. Registrant's financial statements for 1995 had been audited by Dreslin & Company, Inc., independent certified public accountants. The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

                  Registrant was organized in 1995. The reports of Dreslin & Company, Inc. on Registrant's financial statements for 1995 do not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were not any disagreements (within the meaning of such term under Item 304(a)(1)(iv) of Regulation S-B) with Dreslin & Company, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. In addition, none of the reportable events listed in Item 304(a)(1)(iv)(B) through (E) of Regulation S-B occurred. However, Registrant and Dreslin & Company, Inc. agreed to restate Registrant's 1995 financial statements to reflect a change in the treatment of deferred income tax benefit.

                  (b) Effective August 6, 1996 the Registrant engaged Deloitte & Touche LLP, independent certified public accountants, to act as the principal accountant to audit the Registrant's financial statements. Neither Registrant nor anyone on its behalf consulted Deloitte & Touche LLP regarding (i) the application of accounting


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principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Registrant's financial statements, or
(ii) any matter that was either the subject of a disagreement (within the meaning of such term under Item 304(a)(1)(iv) of Regulation S-B) or a reportable event listed in Item 304(a)(1)(iv)(B) through (E) of Regulation S-B.

         Item 7. Financial Statements and Exhibits.

                  (c) Exhibits.

                        16. Letter on change in certifying accountant dated August 6, 1996.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PENNSYLVANIA PHYSICIAN HEALTHCARE
                                      PLAN, INC.
                                      (Registrant)


                                      By:  /S/ Gary C. Brown
                                          ---------------------------------
                                          Gary C. Brown, President


DATE: August 13, 1996


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